UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2015

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

C Tactical Dynamic Fund

Semi-Annual Report

June 30, 2015

CAPITAL ADVISORS GROWTH FUND
July 15, 2015

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 0.58% in the fiscal period from December 31, 2014 through June 30, 2015, compared to gains of 1.23% and 3.96% for the Fund’s benchmarks, the S&P 500® Index (“S&P 500”) and Russell 1000® Growth Index (“Russell 1000”), respectively.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2015 in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2015

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	0.58%	3.96%	1.23%
12-Months	5.56%	10.56%	7.42%
3-Years	15.75%	17.99%	17.31%
5-Years	14.61%	18.59%	17.34%
10-Years	7.82%	9.10%	7.89%
Inception (12/31/1999)	2.38%	2.39%	4.18%

Net Expense Ratio: 1.26%^ Gross Expense Ratio: 1.59%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 28, 2016, to ensure that the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses of 0.01%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return during the fiscal period include Amazon.com, Inc. (AMZN: $434.09), Altera Corporation (“Altera”) (ALTR: $51.20) and Apple, Inc. (AAPL: $125.43).  All three stocks remained in the portfolio as of June 30, 2015, although the position in Altera was reduced in May.

CAPITAL ADVISORS GROWTH FUND

The most substantial underperformers during the fiscal period were Whole Foods Market, Inc. (“Whole Foods Market”) (WFM: $39.44), Calpine Corporation (“Calpine”) (CPN: $17.99) and Alibaba Group Holding Limited (BABA: $82.27).  All three stocks remained in the portfolio as of June 30, 2015.

OUTLOOK

The graph below has been updated since the letter in 2014 annual shareholder letter to reflect the recent internal risk profile of the Fund.  The graph reflects the Fund’s relatively cautious approach since the financial crisis.  More recently, we began a downward shift in the risk level in the second half of 2013 in response to higher valuation multiples in the stock market following a strong advance that year.

Numbers on the vertical axis represent an internally generated risk score where higher numbers represent higher risk and lower numbers represent lower risk.

We manage risk in the Fund through stock selection.  Each stock in the portfolio is categorized according to its degree of uncertainty.  The most conservative category – “Stable Earners” – includes companies with well-established business models and limited variability from quarter to quarter.  “Accelerated Growers” are in the rapid growth phase of their corporate life cycle, when the opportunity for profit is high, but so is the uncertainty surrounding the pace and duration of the accelerated growth period.  We call the most aggressive category “Emerging Franchises.”  These companies pioneer new industries, or apply a completely novel business model to an existing industry.  Uncertainty is extremely high for these companies because the basic inputs into the valuation calculation involve a wide range of possibilities.

CAPITAL ADVISORS GROWTH FUND

We adjust the risk level of the Fund by tilting the relative weightings among Stable Earners, Accelerated Growers and Emerging Franchises based on the overall market climate.  When the valuation level of the stock market is high, implying a relatively less favorable range of outcomes going forward, we might increase exposure to Stable Earners and reduce the allocation to Emerging Franchises and Accelerated Growers.  We have been tilting the portfolio in this direction since the second half of 2013.

As of June 30, 2015, the Fund held approximately 40% of its assets in Accelerated Growers and Emerging Franchises, down from 51% in these two categories in the first quarter of 2013.  Over this same time period, cash reserves increased to 13.3% of Fund assets as of June 30, 2013, compared to 2.3% at the end of the first quarter in 2013.  We believe this shift to a more conservative risk profile is appropriate for the current market climate, which is characterized by elevated valuation multiples in the stock market, gradually rising interest rates in the bond market, and a likely shift toward more restrictive monetary policy sometime in the back half of the year.

Despite this relatively conservative posture, the Fund declined 2.59% during May and June, while the S&P 500 dropped just 0.67% and the Russell 1000 declined 0.38%.  This two-month period is largely responsible for the Fund’s under-performance relative to these two benchmarks through the fiscal period.

Four stocks in the Fund’s portfolio experienced a double-digit decline during May and June: Range Resources Corporation (“Range Resources”) (RRC: $49.38); Calpine; Whole Foods Market and Continental Resources, Inc. (“Continental Resources”) (CLR: $42.39).  We believe the recent weakness in each of these stocks reflects temporary concerns, rather than long-term structural problems.

The decline in Continental Resources and Range Resources coincided with a correction in energy commodity prices in recent weeks.  After a bounce earlier in the year, a renewed downturn in energy commodity prices in May and June seems to have caused many stocks in the sector, including Continental Resources and Range Resources, to re-visit their 52-week lows.

It is important to note that we did not build the Fund’s position in these stocks until after the collapse in oil prices last year.  We are pleased with the price of entry for both positions.  We estimate the Fund’s cost basis in both stocks would be about right assuming the price of oil remains at least 15% below recent strip prices in the futures market for the next three years.  On the other hand, we estimate Continental Resources offers substantial upside potential if oil recovers to the $70 range, while Range Resources could see material upside from a recovery in natural gas to $3.50 or higher.

Like the two energy stocks above, the Fund’s position in Whole Foods Market was acquired after a material decline in the stock price last year.  The

CAPITAL ADVISORS GROWTH FUND

drop was driven by slowing same-store sales and competitive pressure on profit margins.  After surging to the mid-$50s between November and February on the heels of improving trends in these metrics, the stock did a “round-trip” in May following a disappointing earnings report.  Despite the volatility, the stock finished the month of June marginally above the Fund’s average cost of $39.17 per share.

Calpine is the largest independent power producer in North America.  The company’s fleet is 97% natural gas with the remainder from geothermal sources in California.  In the short-term, the stock is correlated to power prices, which have been week this year.  Longer-term, Calpine’s fleet of natural gas and geothermal generation assets produce some of the lowest cost power in the country.  Over a full economic cycle, we expect the company to generate substantial cash flow relative to the price we paid for the stock in the Fund.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2015 were as follows:

		Cost/Share	Market/Share
Security	No. Shares	($)	($)	Portfolio %
Brookfield Asset
Management, Inc.	70,200	23.90	34.93	6.2%
Range Resources
Corporation	35,500	51.73	49.38	4.4%
Apple, Inc.	11,430	42.26	125.43	3.6%
Unilever PLC (ADR)	30,800	39.28	42.96	3.4%
Capital One Financial
Corporation	14,200	51.43	87.97	3.2%
Amgen, Inc.	8,000	96.40	153.52	3.1%
Express Scripts
Holding Company	13,800	54.81	88.94	3.1%
The Procter & Gamble
Company	15,300	69.23	78.24	3.0%
Emerson Electric Co.	21,400	58.18	55.43	3.0%
Laboratory Corporation of
America Holdings	9,600	99.81	121.22	3.0%

Of the 31 common stocks held by the Fund as of June 30, 2015, the 10 largest holdings represented 36.0% of total assets.  The Fund held 13.7% of its assets in interest bearing cash reserves as of June 30, 2015.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Bristol-Myers Squibb Company (“Bristol-Myers”) (BMY: $66.54), Biogen, Inc. (“Biogen”) (BIIB: $403.94), and Emerson Electric Co. (“Emerson”) (EMR: $55.43).

CAPITAL ADVISORS GROWTH FUND

Bristol-Myers is a global pharmaceutical company that develops and markets small molecule and biologic drugs for various indications including cancer, immune disorders, and cardiovascular and infectious diseases.  We believe the company holds the early lead in a revolutionary new class of cancer therapy known as immuno-oncology.  Immuno-oncology is different from traditional cancer therapies because it seeks to harness the body’s own immune system to locate and destroy tumor cells.  Traditional cancer treatment options – surgery, radiation and chemotherapy – are all externally directed at the cancerous cells themselves, rather than stimulating an immune system response to attack the disease from within.

Bristol-Myers’s first compound to reach the market in the immunotherapy field is called Yervoy, which was approved in 2011 for certain types of melanoma.  A second immunotherapy drug called Opdivo was introduced into the melanoma market in December 2014.  A clinical trial to test a combination therapy with Opdivo and Yervoy led to one- and two-year survival rates of 94% and 88%, respectively, in a heavily pre-treated group of patients.  One-year survival rates for similar patients treated with chemotherapy are in the 40% range (source: Morningstar).

In early March, Opdivo received earlier than expected approval for use in lung cancer, presumably due to compelling data from the clinical trials.  The market for lung cancer therapies is approximately 10-times larger than melanoma (source: Morningstar), and Bristol-Myers is first-to-market with an approved immunotherapy for the disease.

From a stock market perspective, Bristol-Myers is not an undiscovered story.  We estimate there are already high expectations for Opdivo built in the current stock price.  However, our analysis leads us to believe the ultimate market opportunity for the drug has a good chance of exceeding consensus expectations, perhaps by a wide margin.

Biogen is a biopharmaceutical company with leading products for multiple sclerosis (“MS”), non-Hodgkin’s lymphoma and rheumatoid arthritis.  We believe Biogen offers the best combination of marketed products and pipeline potential among the large biotech companies.

Earning power at Biogen has been growing steadily in recent years through the expansion of three MS drugs and a cancer medicine called Retuxan.  Analysts expect the company’s current product portfolio can deliver earnings per share in the $16-17 range this year and $19-21 range in 2016.  Biogen reported earnings per share of $13.84 in 2014 (source: Bloomberg; Zack’s).

We believe the current stock price can be mostly justified by the above-level of earning power and growth potential.  By “mostly,” we mean the recent stock price might be reasonably resilient to bad news regarding new products

CAPITAL ADVISORS GROWTH FUND

under development at Biogen because we do not believe there is a substantial premium built into the stock for the potential value of the pipeline.

The most interesting compound under development is targeted at Alzheimer’s disease.  Biogen reported very promising test results for this compound (code named BIIB037) at a conference in early March, 2015 (Source: March 20th - Interim Phase 1 BIIIB037 data in Alzheimer’s at the 12th International Conference on Alzheimer’s and Parkinson’s Diseases in Nice, France).  The company is in the process of designing Phase 3 studies for the drug (final stage), and analysts expect the process to take 3-5 years to complete.  We believe this long time horizon helps explain why investors may not be assigning significant value to BIIB037 in the stock price yet.

The reason we chose to initiate a position now is because analysts are just starting to incorporate guesstimates for the value of BIIB037 into their price targets for Biogen stock.  As new data is released over the next 3-5 years (starting later this year), we expect analysts to adjust the probability they assign to BIIB037 gaining approval in the future.  If the data looks favorable in the future, analysts seem likely to increase their estimate for the probability-weighted value of BIIB037 when they calculate their estimated price targets for the stock.

Emerson makes motors, drives, actuators, valves, switches, test equipment, air conditioning compressors, electric tools and home storage solutions, among other products.  The company divides its business into five segments: process management, industrial automation, network power, climate technologies, and tools and storage.  Emerson boasts a long history of producing annual returns on capital in the high-teens.  This is a strong indication that the company’s business model possesses a sustainable competitive advantage.

We are more optimistic than the consensus about Emerson because we expect investors’ concerns about energy and the strong dollar should dissipate over time.  Regarding energy, investors are justifiably concerned that around 30% of Emerson’s business serves the energy sector.  However, the majority of this business serves the midstream distribution markets, and/or the downstream refining and processing markets, neither of which should be excessively damaged by low oil prices.  Of the more vulnerable upstream activity in the business mix, more than half is tied to natural gas, not oil.  According to management, customers involved in upstream oil account for only 8% of total sales.

We believe investors’ concerns about the strong dollar are also overdone because Emerson sources approximately 84% of its materials in the same markets where its products are sold (source: company presentation).  This creates a currency match between revenue and cost of goods sold for the vast

CAPITAL ADVISORS GROWTH FUND

majority of total sales.  A rising dollar creates a strong headwind for Emerson’s revenue, but the impact on total profit is less severe due to the regionalization of the company’s manufacturing facilities.

CONCLUSION

The Fund’s risk “speedometer” has been dialed down over the past six quarters in response to rising valuation in the stock market.  With interest rates drifting higher since February, 2015 and commentary from the Federal Open Market Committee indicating a likely tightening of monetary policy sometime before year-end, we believe a conservative posture is appropriate.

Four of the Fund’s holdings suffered a sharp correction in May and June of 2015, leading the Fund to under-perform its primary benchmarks through the first half of the year.  In spite of the correction, two of these four stocks settled higher than the Fund’s cost basis as of June 30, 2015; one of the stocks settled less than 5% below the Fund’s average cost; while the fourth was approximately 11% below cost as of June 30, 2015.  We believe this speaks well to the margin of safety built into the Fund’s price of entry for each of these positions.

In order to find value in the current market environment it is increasingly necessary to accept near-term headwinds in a given company or industry.  Energy is a great example of this.  We cannot predict when, or if the price of oil and gas might recover to a higher trading range.  However, if we can identify stocks that look reasonably priced in the event of three more years of depressed energy prices, the potential reward of a more optimistic outcome might be well worth the wait.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director, Capital
CEO, Capital Advisors, Inc.	Advisors, Inc.

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects contractual fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk.  Principal loss is possible.  Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may also invest in mid-cap companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  This index assumes the reinvestment of dividends and the percentage changes in the benchmark represent the annual percentage change of the index for the period reported.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

“Cash flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Return on invested capital (“ROIC”) is a financial measure that quantifies how well a company generates cash flow relative to the capital it has invested in its business.  It is defined as net operating profit less adjusted taxes divided by invested capital, and is usually expressed as a percentage.

“Margin of safety” refers to a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.  In other words, when the market price is significantly below the investor’s estimation of the intrinsic value, the difference is the margin of safety.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

An investment cannot be made directly in an index.

References to other funds should not be interpreted as an offer of these securities.

The Fund is distributed by Quasar Distributors, LLC.

C TACTICAL DYNAMIC FUND
July 15, 2015

Dear Shareholder,

The C Tactical Dynamic Fund (the “Fund”) declined 0.70% in the fiscal period from December 31, 2014 through June 30, 2015, compared to a gain of 1.44% for the Fund’s primary benchmark, the Morningstar Global Allocation Index.

The following data summarizes the Fund’s performance over various holding periods ended June 30, 2015 in comparison to these benchmarks:

Period Ended June 30, 2015

		Morningstar				MSCI	S&P Global
		Global	Blended		MSCI	Emerging	Natural
		Allocation	Bench-	S&P 500®	EAFE	Markets	Resources
	Fund	Index(1)	mark(1)(2)	Index	Index	Index(1)	Index(1)
3-Month	-1.76%	-0.29%	0.49%	0.28%	0.62%	0.69%	0.12%
6-Months	-0.70%	1.44%	1.87%	1.23%	5.52%	2.95%	-2.49%
12-Months	-5.44%	-0.82%	-5.08%	7.42%	-4.22%	-5.12%	-17.58%
Inception
(8/10/12)*	2.90%	8.01%	6.84%	16.66%	11.03%	2.15%	-2.19%
*Annualized

(1)
Effective December 18, 2014, the Morningstar Global Allocation Index has replaced the Blended Index, MSCI Emerging Markets Index and the S&P Global Natural Resources Index as a more appropriate comparative index for the Fund.

(2)	The Blended Benchmark is an equal-weight composite of the MSCI EAFE Index, MSCI Emerging Markets Index, S&P 500® Index, and S&P Global Natural Resources Index.

Net Expense Ratio: 1.35%^ Gross Expense Ratio: 1.48%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 28, 2016, to ensure that the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses of 0.10%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 1.00% redemption fee if shares are redeemed within 30 days of purchase. Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

C TACTICAL DYNAMIC FUND

PERFORMANCE ATTRIBUTION

Recent performance and activity in the Fund is always driven by the Fund’s objective investment process.  The Fund invests in four primary asset sectors: domestic equities, international equities, emerging markets and tangible assets.  To gain access to these four sectors the portfolio invests in exchange-traded funds (“ETF”) that, in our opinion, represent the primary constituents of each of the four asset markets.  The strategy uses a proprietary, moving, average-based model to systematically adjust its exposure to each market sector on a monthly basis.  There are no subjective overrides or inputs into the model.

This process allows the Fund’s risk profile to dynamically adjust to prevailing market conditions based on objective signals from market prices.  When the global equity markets have been trending upward we expect most of the ETFs for the risk market sectors will be included in the portfolio.  When the recent trend has been negative in the global asset markets, we expect the Fund’s allocation to fixed income and cash reserves to increase as risk market ETFs are sold from the portfolio in response to these negative trends.

The Fund’s return during the fiscal period was supported by an approximate 40% allocation to domestic equities throughout the period, while it was negatively impacted by exposure to tangible assets and emerging markets.

The Fund utilizes the Schwab U.S. Broad Market ETF (SCHB: $50.23) to track the domestic equity asset class.  This ETF was up 1.80% during the fiscal period.

Within the tangible asset sector, the Fund experienced a modest loss during a short holding period in the SPDR S&P Global Natural Resources ETF (GNR: $42.05).  A springtime rally in the price of oil triggered a recovery in many energy related equities, which in turn created a buy signal for the natural resources ETF in late-April, 2015.  Unfortunately, the rally turned out to be a head-fake, as the ETF was forced back out of the Fund by late June, 2015.

Emerging markets suffered a modest pull-back shortly after being added to the Fund in mid-April, 2015.  The Fund participates in this sector through the iShares Core MSCI Emerging Markets ETF (IEMG: $48.04).

The following three ETFs were the biggest contributors to performance during the fiscal period:

-	Schwab U.S. Broad Market ETF
-	iShares Intermediate Government/Credit Bond ETF
-	Vanguard Short-Term Government Bond ETF

The following three ETFs were the biggest detractors to performance during the fiscal period:

-	iShares Core MSCI Emerging Markets ETF
-	SPDR S&P Global Natural Resources ETF
-	SPDR Dow Jones REIT ETF

C TACTICAL DYNAMIC FUND

OUTLOOK

The Fund’s rules-based investment process offers an objective snapshot of the state of the global equity markets at any given time.  Risk market sectors that are in an uptrend are likely to be represented in the portfolio, while those in a downtrend are likely to be out of the portfolio.

As of June 30, 2015, the Fund was approximately 78% invested in risk markets, with the remaining 22% in cash and an ETF for investment-grade bonds.  The Fund’s recent positioning reflects relative strength among global equity markets through the fiscal period, and relative weakness in the tangible asset sectors.

FUND HOLDINGS

The holdings in the Fund as of June 30, 2015, were as follows:

Portfolio Holding	Percentage Weighting
Schwab U.S. Broad Market ETF	39.8%
iShares Core MSCI EAFE ETF	23.7%
iShares Core MSCI Emerging Markets ETF	14.9%
iShares Core U.S. Aggregate Bond ETF	10.2%
Money Market Reserves	11.4%

As of June 30, 2015, the holdings listed above represented 100% of total assets.

As of June 30, 2015, the Fund’s exposure to risk markets within its four sector quadrants was as follows:

Market Sector	Risk Market Weighting
Domestic Equity	39.8%
International Equity	23.7%
Emerging Markets	14.9%
Tangible Assets	0.0%
Total Risk Markets	78.4%

Fixed Income and Reserves	21.6%

IN SUMMARY…

The Fund’s investment process is designed to accomplish two investment goals.  First, the strategy seeks to take advantage of a material difference in the distribution of monthly returns for many risk assets in months following a positive moving average reading (i.e., the asset is trading above its moving average) compared to months following a negative moving average measurement.  The historical record of many asset sectors demonstrates that average monthly returns have been higher, and the frequency of negative returns has been lower, in months following a positive moving average reading versus a negative reading.

C TACTICAL DYNAMIC FUND

The second goal is to reduce the likelihood of experiencing a significant drawdown in the principal value of the portfolio during secular bear markets for various asset sectors.  The discipline of selling any of the Fund’s five risk market ETFs when they cross below their moving average may allow the Fund to avoid a further decline in those ETFs whenever a short-term correction evolves into a secular bear market for a given asset market sector.

By applying a binary allocation target to four subsectors of the global risk markets, the Fund aims to deliver a different pattern of returns compared to static benchmarks for these markets.  Since the binary allocation targets are driven by trend-following signals, investors in the Fund should expect a reasonably high correlation to the global equity markets during broad advances for these markets because the risk market ETFs are likely to trade above their moving average during a sustained uptrend.  The Fund should exhibit low correlation to the global equity markets during broad downturns because many of the risk market ETFs would likely trade below their moving average under these conditions.

The cost for these very favorable correlation characteristics is borne during trendless market conditions when short-term volatility frequently triggers false signals in the portfolio that can reduce the Fund’s return relative to its benchmark.  These periods are inevitable and unavoidable, yet we do not worry about their long-term impact on the Fund’s results as long as the strategy performs as expected during secular bull and bear market cycles for global risk markets.

C TACTICAL DYNAMIC FUND

As always, we appreciate the trust you have placed with the C Tactical Dynamic Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Portfolio Manager	Portfolio Manager
C Tactical Dynamic Fund	C Tactical Dynamic Fund
CEO, Capital Advisors, Inc.	Managing Director, Capital
Advisors, Inc.

Monty L. Butts
Portfolio Manager
C Tactical Dynamic Fund
Managing Director,
Capital Advisors, Inc.

Investment performance reflects contractual fee waiver in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard, Channing S. Smith, and Monty L. Butts and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell a security. Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk, including the potential loss of principal. The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. Sector-

C TACTICAL DYNAMIC FUND

specific ETFs may entail greater volatility than ETFs diversified across sectors since sector-specific ETFs are more susceptible to economic, political, regulatory and other occurrences influencing such sector.  The Fund’s trend following strategy responds to changes that have already begun to occur in the marketplace.  There is a risk that the Fund will be late in either investing in ETFs that are expected to benefit from improving trends or selling ETFs that are expected to suffer from deteriorating trends.  Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations.  The Fund is considered a “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds.  Shareholders will pay higher expenses than they would if they invested directly in the underlying funds.  Diversification does not assure a profit or protect against a loss in a declining market.

Morningstar Global Allocation Index represents a multi-asset-class portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

S&P 500® Index is an unmanaged, capitalization weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  This index assumes the reinvestment of dividends and the percentage changes in the benchmark represent the annual percentage change of the index for the period reported.

MSCI EAFE Index is designed to measure the performance of the developed international equity markets in Europe, Australia and the Far East.  The index assumes the reinvestment of dividends.  Returns for this index were utilized throughout the study period for the developed international markets.

MSCI Emerging Markets Index is designed to measure the performance of emerging market equities throughout the world. The index assumes the reinvestment of dividends. Returns for this index were utilized throughout the study period for emerging market equities.

S&P Global Natural Resource Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity related sectors: agribusiness, energy, and metals and mining.

The Blended Benchmark (25% MSCI EAFE Index/ 25% MSCI Emerging Markets Index/ 25% S&P 500® Index/ 25% S&P Global Natural Resources Index) is an equal-weight composite of the four indexes that comprise the investment universe for the Fund’s portfolio – domestic equities, developed international equities, emerging markets, and global natural resources.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

An investment cannot be made directly in an index.

References to other funds should not be interpreted as an offer of these securities.

Earnings growth is not a measure of the Fund’s future performance.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at June 30, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/15 – 6/30/15).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund.  Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at June 30, 2015 (Unaudited), Continued

redemption fees, or exchange fees.  Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Capital Advisors Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual	$1,000.00	$1,005.80	$6.22
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

C Tactical Dynamic Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual	$1,000.00	$ 993.00	$6.18
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2015 (Unaudited)

Capital Advisors Growth Fund

C Tactical Dynamic Fund

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited)

Shares	COMMON STOCKS - 86.43%	Value
	Asset Management - 2.54%
2,890	BlackRock, Inc.	$999,882

	Auto Manufacturers - Major - 2.45%
29,000	General Motors Co.	966,570

	Biotechnology - 4.60%
8,000	Amgen, Inc.	1,228,160
1,450	Biogen, Inc.*	585,713
		1,813,873

	Business Services - 4.59%
640	The Priceline Group, Inc.*	736,877
15,960	Visa, Inc. - Class A	1,071,714
		1,808,591
	Catalog & Mail Order Houses - 2.09%
1,900	Amazon.com, Inc.*	824,771

	CATV Systems - 2.92%
37,000	Discovery Communications, Inc. - Class C*	1,149,960

	Conglomerates - 2.24%
33,200	General Electric Co.	882,124

	Credit Services - 3.17%
14,200	Capital One Financial Corp.	1,249,174

	Drug Manufacturers - 3.87%
12,100	Bristol-Myers Squibb Co.	805,134
7,400	Johnson & Johnson	721,204
		1,526,338

	Electric Utilities - 2.92%
63,900	Calpine Corp.*	1,149,561

	Grocery Stores - 2.50%
25,000	Whole Foods Market, Inc.	986,000

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited), Continued

Shares		Value
	Health Care Plans - 3.12%
13,800	Express Scripts Holding Co.*	$1,227,372

	Independent Oil & Gas - 6.41%
18,200	Continental Resources, Inc.*	771,498
35,500	Range Resources Corp.	1,752,990
		2,524,488

	Industrial Electrical Equipment - 3.01%
21,400	Emerson Electric Co.	1,186,202

	Internet Information Providers - 2.94%
1,090	Google, Inc. - Class A*	588,643
1,092	Google, Inc. - Class C*	568,397
		1,157,040

	Medical Appliances & Equipment - 2.95%
23,700	Abbott Laboratories	1,163,196

	Medical Laboratories & Research - 2.95%
9,600	Laboratory Corp. of America Holdings*	1,163,712

	Money Center Banks - 2.70%
18,900	Wells Fargo & Co.	1,062,936

	Personal Computers - 3.64%
11,430	Apple, Inc.	1,433,608

	Personal Products - 6.40%
15,300	Procter & Gamble Co.	1,197,072
30,800	Unilever PLC - ADR	1,323,168
		2,520,240

	Processed & Packaged Goods - 2.94%
12,400	PepsiCo, Inc.	1,157,416

	Railroads - 2.63%
31,700	CSX Corp.	1,035,005

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited), Continued

Shares		Value
	Real Estate Development - 6.22%
70,200	Brookfield Asset Management, Inc. - Class A#	$2,452,086

	Semiconductor - Integrated Circuits - 2.23%
14,000	Qualcomm, Inc.	876,820

	Semiconductor - Specialized - 1.60%
12,270	Altera Corp.	628,224

	Specialty Retail, Other - 2.80%
13,400	Alibaba Group Holding Ltd. - ADR*	1,102,418
	Total Common Stocks (Cost $26,217,395)	34,047,607

	SHORT-TERM INVESTMENTS - 13.67%
5,387,499	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $5,387,499)	5,387,499
	Total Investments in Securities
	(Cost $31,604,894) - 100.10%	39,435,106
	Liabilities in Excess of Other Assets - (0.10)%	(40,040)
	Net Assets - 100.00%	$39,395,066

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2015.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited)

Shares	EXCHANGE-TRADED FUNDS - 88.02%	Value
	Treasuries/Investment Grade Bonds - 10.10%
20,018	iShares Core U.S. Aggregate Bond ETF	$2,177,558

	U.S. Equity Sectors - 77.92%
87,215	iShares Core MSCI EAFE ETF	5,084,635
66,470	iShares Core MSCI Emerging Markets ETF	3,193,219
169,780	Schwab U.S. Broad Market ETF	8,528,049
		16,805,903
	Total Exchange-Traded Funds (Cost $19,225,557)	18,983,461

	SHORT-TERM INVESTMENTS - 1.78%
383,708	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $383,708)	383,708
	Total Investments in Securities
	(Cost $19,609,265) - 89.80%	19,367,169
	Other Assets in Excess of Liabilities - 10.20%	2,199,930
	Net Assets - 100.00%	$21,567,099

†	Rate shown is the 7-day annualized yield as of June 30, 2015.
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2015 (Unaudited)

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
ASSETS
Investments, at value (cost $31,604,894
and $19,609,265, respectively)	$39,435,106	$19,367,169
Cash	7,160	—
Receivables:
Securities sold	—	2,080,501
Fund shares issued	14,967	15,279
Dividends and interest	10,927	157,847
Prepaid expenses	14,601	7,519
Total assets	39,482,761	21,628,315

LIABILITIES
Payables:
Due to advisor	17,106	10,620
Audit fees	9,223	9,224
Shareholder reporting	7,905	7,051
Transfer agent fees and expenses	6,079	8,267
Administration and fund accounting fees	28,441	16,196
12b-1 fees	8,256	—
Chief Compliance Officer fee	2,429	2,590
Custodian fees	1,630	1,601
Legal fees	6,626	5,667
Total liabilities	87,695	61,216

NET ASSETS	$39,395,066	$21,567,099

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$39,395,066	$21,567,099
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,611,437	1,381,394
Net asset value, offering and
redemption price per share	$24.45	$15.61

COMPONENTS OF NET ASSETS
Paid-in capital	$29,371,050	$21,002,781
Undistributed net investment income	11,893	136,676
Accumulated net realized gain on investments	2,181,911	669,738
Net unrealized appreciation/(depreciation)
on investments	7,830,212	(242,096)
Net assets	$39,395,066	$21,567,099

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF OPERATIONS For the six months ended June 30, 2015 (Unaudited)

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and
issuance fees of $3,033 and $0, respectively)	$258,949	$277,823
Interest	228	19
Total income	259,177	277,842

Expenses
Advisory fees (Note 4)	148,370	79,053
12b-1 fees (Note 5)	49,457	—
Administration and fund
accounting fees (Note 4)	45,847	24,121
Transfer agent fees and expenses (Note 4)	9,973	12,246
Audit fees	9,224	9,224
Registration fees	8,520	6,087
Trustee fees	4,525	4,431
Legal fees	4,403	4,181
Chief Compliance Officer fee (Note 4)	4,096	4,091
Miscellaneous fees	3,447	3,273
Custody fees (Note 4)	3,150	2,743
Shareholder reporting	2,158	941
Insurance	1,194	1,210
Total expenses	294,364	151,601
Less: advisory fee waiver (Note 4)	(47,080)	(10,435)
Net expenses	247,284	141,166
Net investment income	11,893	136,676

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	1,748,757	(141,602)
Net change in unrealized
appreciation/(depreciation) on investments	(1,548,136)	(108,687)
Net realized and unrealized
gain/(loss) on investments	200,621	(250,289)
Net increase/(decrease) in net assets
resulting from operations	$212,514	$(113,613)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$11,893	$195,479
Net realized gain on investments	1,748,757	4,000,925
Net change in unrealized
appreciation on investments	(1,548,136)	246,316
Net increase in net assets
resulting from operations	212,514	4,442,720

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(376,878)
From net realized gain on investments	—	(3,366,725)
Total distributions to shareholders	—	(3,743,603)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	70,749	3,325,720
Total increase in net assets	283,263	4,024,837

NET ASSETS
Beginning of period	39,111,803	35,086,966
End of period	$39,395,066	$39,111,803
Includes undistributed net
investment income of	$11,893	$—

(a)    A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2015		Year Ended
	(Unaudited)		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	113,517	$2,809,570	187,659	$4,699,342
Shares issued in
reinvestment of
distributions	—	—	154,109	3,624,632
Shares redeemed+	(110,694)	(2,738,821)	(197,210)	(4,998,254)
Net increase	2,823	$70,749	144,558	$3,325,720
+ Net of redemption fees of		$1		$72

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$136,676	$113,663
Net realized gain/(loss)
on investments	(141,602)	1,973,656
Capital gain distributions from
regulated investment companies	—	3,784
Net change in unrealized appreciation/
(depreciation) on investments	(108,687)	(2,503,844)
Net decrease in net assets
resulting from operations	(113,613)	(412,741)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(115,752)
From net realized gain on investments	—	(666,229)
Total distributions to shareholders	—	(781,981)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(1,222,878)	(22,335)
Total decrease in net assets	(1,336,491)	(1,217,057)

NET ASSETS
Beginning of period	22,903,590	24,120,647
End of period	$21,567,099	$22,903,590
Includes undistributed net
investment income of	$136,676	$—

(a)  A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2015		Year Ended
	(Unaudited)		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	37,974	$600,466	260,237	$4,353,137
Shares issued in
reinvestment of
distributions	—	—	48,122	756,482
Shares redeemed+	(113,966)	(1,823,344)	(309,725)	(5,131,954)
Net decrease	(75,992)	$(1,222,878)	(1,366)	$(22,335)
+ Net of redemption fees of		$1		$4

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2015		Year Ended December 31,
	(Unaudited)		2014		2013	2012	2011	2010
Net asset value,
beginning of period	$24.31		$23.97		$19.09	$17.08	$16.95	$15.34
Income from
investment operations:
Net investment income	0.01	(3)	0.13	(3)	0.12	0.17	0.11	0.16
Net realized and unrealized
gain on investments	0.13		2.80		5.41	2.00	0.13	1.61
Total from
investment operations	0.14		2.93		5.53	2.17	0.24	1.77
Less distributions:
From net
investment income	—		(0.26)		(0.34)	(0.16)	(0.11)	(0.16)
From net realized gain
on investments	—		(2.33)		(0.31)	—	—	—
Total distributions	—		(2.59)		(0.65)	(0.16)	(0.11)	(0.16)
Redemption fees retained	0.00	(3)(4)	0.00	(3)(4)	—	—	—	—
Net asset value,
end of period	$24.45		$24.31		$23.97	$19.09	$17.08	$16.95
Total return	0.58	%(2)	12.57%		29.10%	12.74%	1.44%	11.54%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$39,395		$39,112		$35,087	$27,843	$24,033	$22,397
Ratio of expenses to
average net assets:
Before fee waivers	1.49	%(1)	1.58%		1.58%	1.65%	1.74%	1.78%
After fee waivers	1.25	%(1)	1.25%		1.25%	1.25%	1.25%	1.25%
Ratio of net investment income/
(loss) to average net assets:
Before fee waivers	(0.18	)%(1)	0.20%		0.20%	0.51%	0.14%	0.52%
After fee waivers	0.06	%(1)	0.53%		0.53%	0.91%	0.63%	1.05%
Portfolio turnover rate	16.55	%(2)	35.90%		41.25%	34.53%	67.31%	130.84%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares
							August 10,
	Six Months						2012*
	Ended		Year Ended				through
	June 30, 2015		December 31,				December 31,
	(Unaudited)		2014		2013		2012
Net asset value,
beginning of period	$15.72		$16.54		$15.50		$15.00
Income from
investment operations:
Net investment income	0.10	(3)	0.08	(3)	0.07	(3)	0.06
Net realized and unrealized
gain/(loss) on investments	(0.21)		(0.35)		1.04		0.50
Total from investment operations	(0.11)		(0.27)		1.11		0.56
Less distributions:
From net investment income	—		(0.08)		(0.07)		(0.06)
From net realized gain
on investments	—		(0.47)		—		—
Total distributions	—		(0.55)		(0.07)		(0.06)
Redemption fees retained	0.00	(3)(4)	0.00	(3)(4)	0.00	(3)(4)	—
Net asset value, end of period	$15.61		$15.72		$16.54		$15.50
Total return	-0.70	%(2)	-1.60%		7.16%		3.73	%(2)
Ratios/supplemental data:
Net assets, end of
period (thousands)	$21,567		$22,904		$24,121		$17,158
Ratio of expenses to
average net assets (b):
Before expense reimbursement
and fee waivers	1.34	%(1)	1.38%		1.41%		1.97	%(1)
After expense reimbursement
and fee waivers	1.25	%(1)	1.25%		1.25%		1.25	%(1)
Ratio of net investment income
to average net assets (a):
Before expense reimbursement
and fee waivers	1.12	%(1)	0.34%		0.31%		0.51	%(1)
After expense reimbursement
and fee waivers	1.21	%(1)	0.47%		0.47%		1.23	%(1)
Portfolio turnover rate	70.47	%(2)	258.74%		187.82%		103.81	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.
(a)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund and the C Tactical Dynamic Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The Capital Advisors Growth Fund began operations on January 1, 2000.  The C Tactical Dynamic Fund began operations on August 10, 2012.  The Funds are both diversified funds.  The investment objective of the Capital Advisors Growth Fund is to achieve long-term capital growth and the investment objective of the C Tactical Dynamic Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2012 – 2014, or expected to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited), Continued

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees:  The Capital Advisors Growth Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less.  The C Tactical Dynamic Fund charges a 1.00% redemption fee to shareholders who redeem shares held 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited), Continued

During the six months ended June 30, 2015, the Capital Advisors Growth Fund and the C Tactical Dynamic Fund retained $1 and $1 in redemption fees, respectively.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of June 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited), Continued

Equity Securities:  The Funds’ investments are carried at fair value.  Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between bid and ask prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of June 30, 2015:

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited), Continued

Capital Advisors Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$2,524,488	$—	$—	$2,524,488
Conglomerates	882,124	—	—	882,124
Consumer Goods	4,644,226	—	—	4,644,226
Financial	5,764,078	—	—	5,764,078
Healthcare	6,894,491	—	—	6,894,491
Industrial Goods	1,186,202	—	—	1,186,202
Services	7,783,565	—	—	7,783,565
Technology	3,218,872	—	—	3,218,872
Utilities	1,149,561	—	—	1,149,561
Total Common Stocks	34,047,607	—	—	34,047,607
Short-Term Investments	5,387,499	—	—	5,387,499
Total Investments in Securities	$39,435,106	$—	$—	$39,435,106

C Tactical Dynamic Fund
	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$18,983,461	$—	$—	$18,983,461
Short-Term Investments	383,708	—	—	383,708
Total Investments in Securities	$19,367,169	$—	$—	$19,367,169

Refer to each Fund’s schedule of investments for a detailed break-out of securities.  Transfers between levels are recognized at June 30, 2015, the end of the reporting period.  The Funds recognized no transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Funds during the six months ended June 30, 2015.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2015, Capital Advisors, Inc. (the “Advisor”) provided the Funds with investment management services under an investment advisory agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee, computed daily and payable monthly.  The Capital Advisors Growth Fund and the C Tactical Dynamic Fund pay fees calculated at an annual rate of 0.75% and 0.70%, respectively, based upon the average daily net assets of each Fund.  For the six months ended June 30, 2015, the Capital Advisors Growth Fund and the C Tactical Dynamic Fund incurred $148,370 and $79,053 in advisory fees, respectively.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited), Continued

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six months ended June 30, 2015, the Advisor reduced its fees in the amount of $47,080 and $10,435 for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund, respectively.  No amounts were reimbursed to the Advisor.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2015	2016	2017	2018	Total
Capital Advisors
Growth Fund	$110,309	$105,547	$120,704	$47,080	$383,640
C Tactical
Dynamic Fund	37,736	32,755	31,997	10,435	112,923

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited), Continued

Certain officers of the Funds are also employees of the Administrator.

For the six months ended June 30, 2015, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Administration and
Fund Accounting	$45,847	$24,121
Transfer Agency (a)	5,735	8,907
Custody	3,150	2,743
Chief Compliance Officer	4,096	4,091

(a) Does not include out-of-pocket expenses

At June 30, 2015, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Administration and
Fund Accounting	$28,441	$16,196
Transfer Agency (a)	3,642	5,688
Chief Compliance Officer	2,429	2,590
Custody	1,630	1,601

(a) Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION COSTS

The Capital Advisors Growth Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2015, the Capital Advisors Growth Fund paid the Distribution Coordinator $49,457.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited), Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Capital Advisors Growth Fund	$ 5,797,260	$ 6,249,590
C Tactical Dynamic Fund	15,468,345	18,604,757

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2015 and the year ended December 31, 2014 was as follows:

Capital Advisors Growth Fund

	June 30, 2015	December 31, 2014
Ordinary income	$0	$ 437,942
Long-term capital gains	0	3,305,661

  Ordinary income distributions may include dividends paid from short-term capital gains.

C Tactical Dynamic Fund

	June 30, 2015	December 31, 2014
Ordinary income	$0	$115,752
Long-term capital gains	0	666,229

As of December 31, 2014, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Cost of investments	$29,730,656	$23,988,471
Gross tax unrealized appreciation	9,509,796	683
Gross tax unrealized depreciation	(131,448)	(138,237)
Net tax unrealized
appreciation/(depreciation)	9,378,348	(137,554)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	590,716	815,485
Total distributable earnings	590,716	815,485
Other accumulated gains/(losses)	(157,562)	—
Total accumulated earnings/(losses)	$9,811,502	$677,931

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at June 30, 2015 (Unaudited), Continued

The difference between book basis and tax basis distributable earnings is attributable to the wash sale, post-October losses and timing of distributions paid.

At December 31, 2014, the Capital Advisors Growth Fund deferred, on a tax basis, post-October losses of $157,562.

CAPITAL ADVISORS FUNDS

NOTICE TO SHAREHOLDERS at June 30, 2015 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS FUNDS

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*               /s/ Douglas G. Hess
            Douglas G. Hess, President

Date     9/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Douglas G. Hess
Douglas G. Hess, President

Date 9/3/15

By (Signature and Title)*               /s/ Cheryl L. King
    Cheryl L. King, Treasurer

Date 9/3/15

* Print the name and title of each signing officer under his or her signature